Exhibit 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Gary Wang, Chief Executive Officer of China Customer Relations Centers, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

●	the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company at the dates and for the periods indicated.

Date: April 29, 2016

By:	/s/ Gary Wang
Name: Gary Wang
Title: Chief Executive Officer